UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 21, 2004

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-10863             13-3473472
-------------------------------          -----------       -------------------
((State or other jurisdiction            (Commission        (IRS Employer
     of incorporation)                   File Number)      Identification No.)

         631 SOUTH RICHLAND AVENUE, YORK PA                     17403
----------------------------------------------------          ----------
         (Address of principal executive offices)             (Zip Code)




        Registrant's telephone number, including area code (717) 771-7890
                                                           --------------

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Item 2.02.  Results of Operations and Financial Condition

On October 21, 2004, York issued a press release setting forth York's third quarter 2004 results. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.

The information in the press release and in this Item 2.02 is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

This press release contains non-GAAP financial measures that are reconciled to the most directly comparable GAAP measures in the press release. The Company believes that providing this additional information provides a transparent view of core operational performance with and without the impact of special items in 2003. Management utilizes non-GAAP measures internally to assess historical and expected future performance of the Company and as a basis for certain compensation arrangements. Special items in 2003 included restructuring costs, operating expenses related to restructuring initiatives, significant pension curtailments, and gain and loss on divestitures. Special items are the direct result of significant strategic actions initiated by management in 2003 to further reduce the Company's overall cost structure and support implementation of the new geographic organization. These charges would not have been incurred if management did not initiate actions to reposition the Company. Special items are deducted from GAAP measures (income from operations, income and earnings per share before cumulative effect of changes in accounting principles, net income, and earnings per share) to allow users of the Company's financial information to identify the cost impact of management's significant strategic decisions on historical results.


Item 9.01.  Exhibits

99.1 Press release, dated October 21, 2004, issued by York International Corporation. This exhibit is furnished pursuant to Item 2.02.

Exhibit Index

         99.1 Press release, dated October 21, 2004, issued by York International Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          York International Corporation
                                          (Registrant)


Date:  October 21, 2004                   By:  /s/ M. David Kornblatt
                                          -----------------------------------
                                                   M. David Kornblatt
                                                   Vice President and
                                                   Chief Financial Officer